UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 16, 2019

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	NBRV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.  Regulation FD Disclosure.

On August 19, 2019, Nabriva Therapeutics plc (the “Company”) announced that the U.S. Food and Drug Administration (“FDA”) approved the oral and intravenous formulations of XENLETATM (lefamulin) for the treatment of community-acquired bacterial pneumonia in adults.

The Company will host a conference call to discuss the FDA approval of XENLETATM on Monday, August 19, 2019 at 4:30 PM Eastern Time, and a live webcast of the call will be available through the investor relations section of the Company’s website.

The slide presentation to be used by the Company during the call is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.  Other Events.

XENLETATM (lefamulin) Announcement

The press release announcing the FDA approval of XENLETATM is attached hereto as Exhibit 99.2 and incorporated herein by reference.

CONTEPO™ (fosfomycin) Announcement

In addition, on August 16, 2019, the Company announced its plans to resubmit its new drug application for marketing approval of CONTEPO™ (fosfomycin) for injection for the treatment of complicated urinary tract infections, including acute pyelonephritis. The related press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	XENLETATM Presentation dated August 19, 2019.
99.2	Press release issued by Nabriva Therapeutics plc, dated August 19, 2019.
99.3	Press release issued by Nabriva Therapeutics plc, dated August 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: August 19, 2019	By:	/s/ Gary Sender
Gary Sender Chief Financial Officer